                                                                  Exhibit No. 99

BOAMS 04-K -Pxing - Price/Yield - 2A2

Balance          $213,603,000.00   Delay           24
Initial Coupon    4.809694408      Dated           11/1/2004
Settle            11/29/2004       First Payment   12/25/2004

                         5 CPR To Roll   15 CPR To Roll   20 CPR To Roll   25 CPR To Roll
Price                        Yield            Yield            Yield            Yield
-----                    -------------   --------------   --------------   --------------
100.71484375                 4.584            4.508            4.463            4.412

WAL                          4.269            3.306            2.912            2.564
Mod Durn                     3.752            2.943            2.610            2.314
Principal Window Begin     12/25/2004      12/25/2004       12/25/2004       12/25/2004
Principal Window End       10/25/2009      10/25/2009       10/25/2009       10/25/2009

LIBOR_1YR                     2.8              2.8              2.8              2.8

                         30 CPR To Roll   40 CPR To Roll   50 CPR To Roll
Price                         Yield            Yield            Yield
-----                    --------------   --------------   --------------
100.71484375                  4.355            4.217            4.041

WAL                           2.256            1.749            1.355
Mod Durn                      2.051            1.612            1.267
Principal Window Begin     12/25/2004       12/25/2004       12/25/2004
Principal Window End       10/25/2009       10/25/2009       10/25/2009

LIBOR_1YR                      2.8              2.8              2.8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-K -Grp 3 Pxing - Price/Yield - 3A3

Balance          $362,000.00   Delay           24
Initial Coupon   5.180354133   Dated           11/1/2004
Settle            11/29/2004   First Payment   12/25/2004

                         5 CPR To Roll   15 CPR To Roll   20 CPR To Roll   25 CPR To Roll
Price                        Yield            Yield            Yield            Yield
-----                    -------------   --------------   --------------   --------------
99-18.50                     5.253            5.260            5.263            5.267
99-20.50                     5.240            5.241            5.242            5.242
99-22.50                     5.227            5.223            5.220            5.218
99-24.50                     5.213            5.204            5.199            5.193
99-26.50                     5.200            5.186            5.178            5.168
99-28.50                     5.187            5.168            5.156            5.143
99-30.50                     5.173            5.149            5.135            5.119
100-00.50                    5.160            5.131            5.114            5.094
100-02.50                    5.147            5.113            5.092            5.069

WAL                          5.626            3.991            3.391            2.890
Mod Durn                     4.680            3.398            2.920            2.516
Principal Window Begin     12/25/2004      12/25/2004       12/25/2004       12/25/2004
Principal Window End       10/25/2011      10/25/2011       10/25/2011       10/25/2011

LIBOR_1YR                     2.8              2.8              2.8              2.8

                         30 CPR To Roll   40 CPR To Roll   50 CPR To Roll
Price                         Yield            Yield            Yield
-----                    --------------   --------------   --------------
99-18.50                      5.272            5.283            5.297
99-20.50                      5.243            5.245            5.248
99-22.50                      5.215            5.207            5.198
99-24.50                      5.186            5.169            5.149
99-26.50                      5.157            5.132            5.100
99-28.50                      5.129            5.094            5.050
99-30.50                      5.100            5.056            5.001
100-00.50                     5.071            5.018            4.952
100-02.50                     5.043            4.981            4.903

WAL                           2.471            1.833            1.382
Mod Durn                      2.176            1.647            1.265
Principal Window Begin     12/25/2004       12/25/2004       12/25/2004
Principal Window End       10/25/2011       10/25/2011       10/25/2011

LIBOR_1YR                      2.8              2.8              2.8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 04-K -Final - Price/Yield - 4A1

Balance          $57,098,000.00   Delay           24
Initial Coupon   5.200575553      Dated           11/1/2004
Settle            11/29/2004      First Payment   12/25/2004

                         5 CPR To Roll   15 CPR To Roll   20 CPR To Roll   25 CPR To Roll
Price                        Yield            Yield            Yield            Yield
-----                    -------------   --------------   --------------   --------------
100-16.00                    5.118            5.044            4.999            4.948
100-18.00                    5.108            5.028            4.980            4.925
100-20.00                    5.097            5.012            4.960            4.902
100-22.00                    5.087            4.996            4.941            4.879
100-24.00                    5.076            4.980            4.922            4.857
100-26.00                    5.066            4.964            4.903            4.834
100-28.00                    5.055            4.949            4.884            4.811
100-30.00                    5.045            4.933            4.865            4.789
101-00.00                    5.035            4.917            4.846            4.766
101-02.00                    5.024            4.901            4.827            4.743
101-04.00                    5.014            4.886            4.808            4.721
101-06.00                    5.003            4.870            4.789            4.698
101-08.00                    4.993            4.854            4.771            4.676
101-10.00                    4.982            4.838            4.752            4.653
101-12.00                    4.972            4.823            4.733            4.631
101-14.00                    4.962            4.807            4.714            4.608
101-16.00                    4.951            4.791            4.695            4.586

WAL                          7.506            4.737            3.850            3.164
Mod Durn                     5.906            3.911            3.249            2.726
Principal Window Begin     12/25/2004      12/25/2004       12/25/2004       12/25/2004
Principal Window End       10/25/2014      10/25/2014       10/25/2014       10/25/2014

LIBOR_1YR                     2.8              2.8              2.8              2.8

                         30 CPR To Roll   40 CPR To Roll   50 CPR To Roll
Price                         Yield            Yield            Yield
-----                    --------------   --------------   --------------
100-16.00                     4.891            4.759            4.600
100-18.00                     4.864            4.722            4.552
100-20.00                     4.837            4.686            4.504
100-22.00                     4.810            4.650            4.456
100-24.00                     4.783            4.613            4.408
100-26.00                     4.756            4.577            4.360
100-28.00                     4.730            4.541            4.312
100-30.00                     4.703            4.504            4.265
101-00.00                     4.676            4.468            4.217
101-02.00                     4.650            4.432            4.169
101-04.00                     4.623            4.396            4.122
101-06.00                     4.596            4.360            4.075
101-08.00                     4.570            4.324            4.027
101-10.00                     4.543            4.288            3.980
101-12.00                     4.517            4.252            3.933
101-14.00                     4.490            4.216            3.886
101-16.00                     4.464            4.181            3.839

WAL                           2.630            1.882            1.396
Mod Durn                      2.309            1.705            1.295
Principal Window Begin     12/25/2004       12/25/2004       12/25/2004
Principal Window End       10/25/2014       10/25/2014       10/25/2014

LIBOR_1YR                      2.8              2.8              2.8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO] Banc of America Securities(TM)

                      NEW ISSUE: BOAMS 04-K Pricing Summary

                      HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)

--------------------------------------------------------------------------------

Inventory     MDS3
Trade Dates   11/16/2004 and 11/17/2004
Settle Date   11/29/2004
S/C Code      N
Lead          BAS
Size          $587,879,000.00

      Class           1-A-1       1-A-2        2-A-1         2-A-2         3-A-1         3-A-2         3-A-3
---------------------------------------------------------------------------------------------------------------
Cusip                  TBD         TBD          TBD           TBD           TBD           TBD           TBD
---------------------------------------------------------------------------------------------------------------
Trade Date         11/16/2004  11/16/2004   11/16/2004    11/17/2004    11/16/2004    11/16/2004    11/17/2004
---------------------------------------------------------------------------------------------------------------
Rating                 M/F         M/F          M/F           M/F           M/F           M/F           M/F
---------------------------------------------------------------------------------------------------------------
Size               42,854,000  50,000,000   167,000,000   213,603,000   36,964,000    20,000,000      362,000
---------------------------------------------------------------------------------------------------------------
Maturity           12/25/2034  12/25/2034   12/25/2034    12/25/2034    12/25/2034    12/25/2034    12/25/2034
---------------------------------------------------------------------------------------------------------------
Dated Date          11/1/2004   11/1/2004    11/1/2004     11/1/2004     11/1/2004     11/1/2004     11/1/2004
---------------------------------------------------------------------------------------------------------------
WAL                   1.93        1.93         2.56          2.56          2.89          2.89          2.89
---------------------------------------------------------------------------------------------------------------
Ist Coupon         12/25/2004  12/25/2004   12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004
---------------------------------------------------------------------------------------------------------------
Payment Frequency    Monthly     Monthly      Monthly       Monthly       Monthly       Monthly       Monthly
---------------------------------------------------------------------------------------------------------------
Coupon              3.96181%    4.46181%     4.44669%      4.80969%      5.18035%      5.18035%      5.18035%
---------------------------------------------------------------------------------------------------------------
Bench               2Yr Swap    2Yr Swap   2.56 yr SWAP  2.56 yr SWAP  2.89 yr SWAP  2.89 yr SWAP  2.89 yr SWAP
---------------------------------------------------------------------------------------------------------------
Spread                 57          63           93            100           118          116.5          168
---------------------------------------------------------------------------------------------------------------
All-In Yield         3.850%      3.910%       4.362%        4.412%        4.691%        4.676%        5.168%
---------------------------------------------------------------------------------------------------------------
Price                99.9998    100.7786      99.9977    100.71484375    101.0447      101.0834      99.828125
---------------------------------------------------------------------------------------------------------------
Class Type             PT          PT           PT            PT            PT            PT            PT
---------------------------------------------------------------------------------------------------------------
Day Count            30/360      30/360       30/360        30/360        30/360        30/360        30/360
---------------------------------------------------------------------------------------------------------------
Accrual Period         25          25           25            25            25            25            25
---------------------------------------------------------------------------------------------------------------
Day Delay              24          24           24            24            24            24            24
---------------------------------------------------------------------------------------------------------------
Record Date        11/30/2004  11/30/2004   11/30/2004    11/30/2004    11/30/2004    11/30/2004    11/30/2004
---------------------------------------------------------------------------------------------------------------

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an offer to sell, or solicitation or basis for any contract, for the purchase of, any security, loan or other financial product. Banc of America Securities LLC, its affiliates, Bank of America Corporation and their respective directors, officers and employees, from time to time may maintain a long or short position in, act as a market maker for, or purchase or sell a position in, securities, loans or other financial products mentioned herein, or of the entities referred to herein, or related investment securities or products. Banc of America Securities LLC or its affiliates may have acted as manager or co-manager for a public offering of securities of companies mentioned herein. Banc of America Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company mentioned herein. Certain securities in this report may not have been registered under the Securities Act of 1933 as amended (the "Securities Act") and may not be offered or sold except in a transaction pursuant to SEC Rule 144A, Regulation S or otherwise exempt from or not subject to the registration requirements of the Securities Act. Past performance of securities, loans or other financial instruments is not indicative of future performance. This report may not be circulated or reproduced without prior written permission from Banc of America Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. (C) 2004 Banc of America Securities LLC

--------------------------------------------------------------------------------

[LOGO] Banc of America Securities(TM)

                      NEW ISSUE: BOAMS 04-K Pricing Summary

                      HYBRID ARMS (3/1, 5/1, 7/1 AND 10/1)

--------------------------------------------------------------------------------

Inventory     MDS3
Trade Dates   11/16/2004 and 11/17/2004
Settle Date   11/29/2004
S/C Code      N
Lead          BAS
Size          $587,879,000.00

      Class           1-A-1       1-A-2        2-A-1         2-A-2         3-A-1         3-A-2         3-A-3           4-A-1
----------------------------------------------------------------------------------------------------------------------------------
Cusip                  TBD         TBD          TBD           TBD           TBD           TBD           TBD             TBD
----------------------------------------------------------------------------------------------------------------------------------
Trade Date         11/16/2004  11/16/2004   11/16/2004    11/17/2004    11/16/2004    11/16/2004    11/17/2004       11/17/2004
----------------------------------------------------------------------------------------------------------------------------------
Rating                 M/F         M/F          M/F           M/F           M/F           M/F           M/F             M/F
----------------------------------------------------------------------------------------------------------------------------------
Size               42,854,000  50,000,000   167,000,000   213,603,000   36,964,000    20,000,000      362,000       57,098,000
----------------------------------------------------------------------------------------------------------------------------------
Maturity           12/25/2034  12/25/2034   12/25/2034    12/25/2034    12/25/2034    12/25/2034    12/25/2034       12/25/2034
----------------------------------------------------------------------------------------------------------------------------------
Dated Date          11/1/2004   11/1/2004    11/1/2004     11/1/2004     11/1/2004     11/1/2004     11/1/2004       11/1/2004
----------------------------------------------------------------------------------------------------------------------------------
WAL                   1.93        1.93         2.56          2.56          2.89          2.89          2.89            3.16
----------------------------------------------------------------------------------------------------------------------------------
Ist Coupon         12/25/2004  12/25/2004   12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004       12/25/2004
----------------------------------------------------------------------------------------------------------------------------------
Payment Frequency    Monthly     Monthly      Monthly       Monthly       Monthly       Monthly       Monthly         Monthly
----------------------------------------------------------------------------------------------------------------------------------
Coupon              3.96181%    4.46181%     4.44669%      4.80969%      5.18035%      5.18035%      5.18035%         5.20058%
----------------------------------------------------------------------------------------------------------------------------------
Bench               2Yr Swap    2Yr Swap   2.56 yr SWAP  2.56 yr SWAP  2.89 yr SWAP  2.89 yr SWAP  2.89 yr SWAP  1 - 16 BK INT DWs
----------------------------------------------------------------------------------------------------------------------------------
Spread                 57          63           93            100           118          116.5          168
----------------------------------------------------------------------------------------------------------------------------------
All-In Yield         3.850%      3.910%       4.362%        4.412%        4.691%        4.676%        5.168%          4.766%
----------------------------------------------------------------------------------------------------------------------------------
Price                99.9998    100.7786      99.9977    100.71484375    101.0447      101.0834      99.828125        101.00
----------------------------------------------------------------------------------------------------------------------------------
Class Type             PT          PT           PT            PT            PT            PT            PT              PT
----------------------------------------------------------------------------------------------------------------------------------
Day Count            30/360      30/360       30/360        30/360        30/360        30/360        30/360          30/360
----------------------------------------------------------------------------------------------------------------------------------
Accrual Period         25          25           25            25            25            25            25              25
----------------------------------------------------------------------------------------------------------------------------------
Day Delay              24          24           24            24            24            24            24              24
----------------------------------------------------------------------------------------------------------------------------------
Record Date        11/30/2004  11/30/2004   11/30/2004    11/30/2004    11/30/2004    11/30/2004    11/30/2004       11/30/2004
----------------------------------------------------------------------------------------------------------------------------------

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an offer to sell, or solicitation or basis for any contract, for the purchase of, any security, loan or other financial product. Banc of America Securities LLC, its affiliates, Bank of America Corporation and their respective directors, officers and employees, from time to time may maintain a long or short position in, act as a market maker for, or purchase or sell a position in, securities, loans or other financial products mentioned herein, or of the entities referred to herein, or related investment securities or products. Banc of America Securities LLC or its affiliates may have acted as manager or co-manager for a public offering of securities of companies mentioned herein. Banc of America Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company mentioned herein. Certain securities in this report may not have been registered under the Securities Act of 1933 as amended (the "Securities Act") and may not be offered or sold except in a transaction pursuant to SEC Rule 144A, Regulation S or otherwise exempt from or not subject to the registration requirements of the Securities Act. Past performance of securities, loans or other financial instruments is not indicative of future performance. This report may not be circulated or reproduced without prior written permission from Banc of America Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. (C) 2004 Banc of America Securities LLC

--------------------------------------------------------------------------------